                  OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                    Supplement dated August 20, 2007 to the
                       Prospectus dated November 24, 2006

     This supplement  amends the Prospectus of Oppenheimer  International  Small
Company  Fund (the  "Fund")  dated  November  24, 2006 and is in addition to the supplements  dated January 22, 2007 and July 3, 2007.  The Prospectus is amended as follows:

     The first sentence of the section titled "What Does the Fund Mainly Invest
In?" on page 3 of the  Prospectus  is deleted and replaced  with the  following language:

     The Fund invests  mainly in common stock of  companies  that are  domiciled outside the United States or have their primary  operations outside the U.S. and have market capitalizations of $5 billion or less.

August 20, 2007                                                    PS0815.026